UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21846

Clough Global Opportunities Fund
(Exact name of registrant as specified in charter)

1290 Broadway, Suite 1100, Denver, Colorado			80203
(Address of principal executive offices)			(Zip code)

Erin E. Douglas, Secretary Clough Global Opportunities Fund 1290 Broadway, Suite 1100 Denver, Colorado 80203
(Name and address of agent for service)

Registrant’s telephone number, including area code:		303-623-2577

Date of fiscal year end:	March 31

Date of reporting period:	September 30, 2009

Item 1.  Reports to Stockholders.

Semi-Annual Report *September 30, 2009 (Unaudited)*

SHAREHOLDER LETTER

September 30, 2009 (Unaudited)

To Our Investors:

The net asset value of the Clough Global Opportunities Fund substantially outperformed the overall US market indices so far in 2009. Through October 31, 2009, the underlying value of the Clough Global Opportunities Fund, defined as the change in net asset value adjusted for reinvested distributions increased 33.41%. The return on the Fund’s market price for the same period was 45.58%. The Morgan Stanley World Index increased 23.12% and the S&P 500 increased 17.05% over the same period. Since inception through October 31, 2009, the Fund’s compound annual total return including distributions is -0.99% compared to -3.38% for the Morgan Stanley World Index and -4.30% for the S&P 500. The Fund’s compound annual return since inception on market price was -5.79%.

Investors are risk averse, if mutual fund flows are any indication. US bond fund inflows year-to-date have been $320 billion, and Credit Lyonnais Securities Asia (CLSA) points out that is more than the cumulative inflow of $248 billion over the last 6 years. Investors actually sold equity funds. Year-to-date outflows for equity funds are $25 billion according to CLSA.

Bond investors will likely be disappointed. A shortage of yield increasingly grips the financial markets as both mortgage originations and corporate bond yields have collapsed and money rates continue to hover around zero. Boston Properties, Inc., an office REIT, recently issued a ten year bond yielding less than 6%, a level unheard of six months ago. Since shrunken corporate bond yields offer less competition to stocks, a strong bid for equities could be sustained for awhile. Moreover when compared with the estimated $13 trillion in savings sitting at the money rate, the bond market is not that large. Corporate bonds outstanding total perhaps $3 trillion and the municipal bond market adds another $2.7 trillion, so combined they total about 40% of US equity capitalization and they proved very illiquid and hard to buy when investors tried to capture the higher yields available earlier in the year. Meanwhile US companies are piling up cash faster than ever and this could be a positive catalyst for equities. According to Bloomberg, US companies posted annualized cash flow of more than $1.5 trillion in each of the past three quarters when the economy was declining at between a 3% and 6% annual rate. We can still find equities offering free cash flow yields of 10% or more.

We have not made significant changes to our thematic exposure and we have made only modest adjustments to the portfolio overall.

More signs of global growth are visible, particularly in the emerging world. Singapore just announced its real GDP rose 14.9% at an annual rate in the third quarter after rising 20.7% in the second. Emerging markets in the aggregate now produce roughly 50% of global GDP on a purchasing power parity basis. The combination of rising savings in the OECD (Organization for Economic Co-Operation and Development) world and still high savings rates in many emerging economies suggest that capital will move globally at low interest rates for the foreseeable future and where return on investment is high, equity valuations could surprise on the upside.

www.cloughglobal.com

This is the basis for our exposure to emerging markets and why we recently increased our exposure to Brazil. Interest rates have been high there for a long time and the resulting capital scarcity has curtailed investment in its non-export capital stock. As recently as mid-2005, the overnight rate was 19 3/4%. Now the Brazilian overnight bank rate, called the SELIC rate (short for Sistema Especial de Liquidação e Custodia), has fallen 500 basis points in 2009 to 8 3/4%. This is the first time it has been in single digits. We believe Brazil is about to enter a long period of easier monetary policy and lower interest rates. Inflation is low and labor market slack is high enough to suppress it. We believe the currency is cheap and that will help attract foreign investment flows as well as provide incremental returns to our dollar based fund.

Moreover consumption growth is being buttressed by government investment into housing via the establishment of a securitization market. We believe these policies will add support to an investment boom in Brazil’s domestic economy. This suggests higher Return on Investments (ROI) for consumer exposed businesses, including banking, retailing and homebuilding, and we have focused our investment in those sectors.

In the meantime, our industry focus in China equity holdings has migrated from property developers to more direct consumer focused companies. While western savings rise, China’s will be declining. Estimates are that 80-90 percent of Chinese car buyers pay cash for their purchases (BCA Research), and the growing use of credit will likely support an accelerating consumer economy for some time. The opportunity to invest in that growing spending stream is one that we think will be open to us for over a decade and that is why we have developed a research effort in Hong Kong. Government spending to build a consumer safety net and to strengthen urban infrastructure will likely foster capital formation and the growth of companies established to exploit this market.

Meanwhile, we have become even more convinced that the most profitable segment of the US automotive supply chain will be the surviving Original Equipment Manufacturer (OEM) auto parts manufacturers. We have traded around our positions a bit but now we think the decline in auto sales in the wake of the end of “Cash for Clunkers” has run its course and auto sales are about to ramp up from unsustainably low levels. Inventories are back down to levels not seen since the 1970s according to Merrill Lynch and production is not meeting even depressed demand. US auto sales would likely be normalized at a 12-13 million annual rate because sustained sales below that would imply liquidation of the domestic auto fleet. Moreover, enough capacity has been taken out by the suppliers that such demand will strain capacity and lead to better pricing and profitability. The survivors include such classic names as Borg Warner, TRW Automotive Holdings Corp., and Tenneco Inc*. There is a difference between rising manufactured good prices because of supply chain shortages and broad inflation. Those industries which have been forced by cash flow deficits and excess debt to liquidate and rationalize capacity will find pricing and profitability can rise in an otherwise deflationary economy. That we think is the case with the domestic auto supply industry.

2009 Semi-Annual Report

We still hold our energy positions, which remain essentially long crude oil producers and deep water drilling and production technologies while remaining short commodity land drilling rig operators. New crude discoveries fall well short of depletion rates in existing fields and are expensive to develop and bring into production. Tens of billions of dollars of investment will be necessary to do so and we are investing in those companies which we think will be able to grow profitable backlogs as the majors spend to develop difficult reserves. The stock market seems to be making the distinction between energy sectors which will grow and those which will not.

Finally, so long as credit spreads are declining and financial market liquidity is strong, we will continue to hold positions in banks with a national footprint and capital markets exposure.

The short book is based upon business models that are weakening, either because of a collapse in demand or a structural decline in profit margins. In either event, we think the equity will come under pressure. Commercial REITs have rallied to a point where the implied capitalization rates have become too low, and the for-profit education and solar power industries are examples of industries whose revenue dependence upon public funds may prove their profit margin undoing.

Our investment strategies which are based upon finding and investing in major profit cycles on the global stage have worked well in 2009 and we see no evidence they will not work well in 2010.

If you have any questions about your investment, please call 1-877-256-8445.

Sincerely,

Charles I. Clough, Jr.

*                 The Clough Funds each held between 0.53%-0.54% of net assets in Borg Warner, 0.37%-0.38% in TRW, and 0.62%-0.63% in Tenneco as of 11/16/09.

Clough Capital Partners, L.P. is a Boston-based investment management firm that has approximately $2.2 billion under management. For equities, the firm uses a global and theme-based investment approach based on identifying chronic shortages and growth opportunities. For fixed-income, Clough believes changing economic fundamentals help reveal potential global credit market opportunities based primarily on flow of capital into or out of a country. Clough was founded in 2000 by Chuck Clough and partners James Canty and Eric Brock. These three are the portfolio managers for the Clough Global Allocation Fund.

Forward-looking statements are based on information that is available on the date hereof, and neither the fund manager nor any other person affiliated with the fund manager has any duty to update any forward-looking statements. Important factors that could affect actual results to differ from these statements include, among other factors, material, negative changes to the asset class and the actual composition of the portfolio.

PORTFOLIO ALLOCATION

September 30, 2009 (Unaudited)

Asset Type**

Common Stock US	46.88%
Common Stock Foreign	23.82%
ETF’s	(0.46)%
Total Equities	70.24%

Corporate Debt	14.85%
Government L/T	9.67%
Equity Linked Notes	0.39%
Asset/Mort-backed	0.30%
Total Fixed Income	25.21%

Short-Term Investments	3.51%
Options	1.16%
Other (Foreign Cash)	(0.12)%

Total Other	4.55%
TOTAL INVESTMENTS	100.00%

Global Breakdown^

United States	74.64%
Hong Kong	4.99%
Brazil	3.64%
Canada	3.09%
Switzerland	2.66%
Bermuda	2.52%
Taiwan	1.24%
Japan	1.04%
Papua New Guinea	1.01%
Netherlands	0.91%
South Africa	0.80%
Indonesia	0.72%
France	0.46%
China	0.45%
Israel	0.44%
Greece	0.44%
Thailand	0.36%
Vietnam	0.34%
Malaysia	0.31%
Ireland	0.24%
Luxembourg	0.23%
United Kingdom	0.13%
South Korea	0.12%
Singapore	0.11%
Panama	0.04%
Korea	(0.04)%
Australia	(0.15)%
Germany	(0.19)%
Finland	(0.27)%
Mexico	(0.28)%

** Includes securities sold short.

^   Includes securities sold short and foreign cash balances.

STATEMENT OF INVESTMENTS

September 30, 2009 (Unaudited)

	Shares	Value
COMMON STOCKS 108.72%
Consumer/Retail 11.68%
Anta Sports Products, Ltd.	2,064,000	$2,559,343
ArvinMeritor, Inc.	118,294	925,059
Belle International Holdings, Ltd.	500,600	514,161
Best Buy Co., Inc.	73,100	2,742,712
China Dongxiang Group Co.	5,126,000	3,419,515
China Lilang, Ltd.(a)	3,009,500	1,436,784
Compagnie Generale des Etablissements Michelin	79,337	6,224,035
Companhia Brasileira de Meios de Pagamento	162,500	1,609,774
Cooper Tire & Rubber Co.	63,800	1,121,604
Federal - Mogul Corp.(a)	11,563	139,565
Ford Motor Co.(a)	1,217,267	8,776,495
The Goodyear Tire & Rubber Co.(a)	681,600	11,607,648
Jardine Strategic Holdings, Ltd.	104,886	1,778,867
Kraft Foods, Inc.	146,100	3,838,047
Little Sheep Group, Ltd.(b)	257,000	124,022
Marriott International, Inc.	86,024	2,373,402
New World Department Store China, Ltd.	440,100	354,349
New World Development, Ltd.	1,227,000	2,640,804
Nikon Corp.	122,000	2,231,649
Peak Sport Products Co., Ltd.(a)	1,977,000	905,588
Ports Design, Ltd.	2,116,500	5,287,119
Regal Hotels International Holdings, Ltd.	1,825,760	640,779
Shanghai Industrial Holdings, Ltd.	681,800	3,074,678
Sino-Ocean Land Holdings, Ltd.	1,087,000	984,605
Sinopharm Group Co.(a)	95,000	240,747
Starwood Hotels & Resorts Worldwide, Inc.	133,200	4,399,596
Target Corp.	116,600	5,442,888
Tenneco, Inc.(a)	405,420	5,286,677
Toshiba Corp.(a)	852,000	4,470,473
TRW Automotive Holdings Corp.(a)	122,500	2,051,875
Wal-Mart Stores, Inc.	55,200	2,709,768
		89,912,628

Energy 21.36%
Exploration & Production 11.14%
Anadarko Petroleum Corp.	212,911	13,355,907
Cabot Oil & Gas Corp.	31,300	1,118,975
Halliburton Co.	108,700	2,947,944
Husky Energy, Inc.	84,000	2,364,694
InterOil Corp.(a)	267,425	10,504,454

	Shares	Value
Exploration & Production (continued)
Newfield Exploration Co.(a)	60,800	$2,587,648
Noble Energy, Inc.	126,647	8,353,636
Occidental Petroleum Corp.	201,200	15,774,080
PetroHawk Energy Corp.(a)	362,400	8,773,704
Petroleo Brasileiro S.A. - ADR	138,517	5,445,104
Petroleo Brasileiro S.A. - Spons ADR	110,400	5,067,360
Plains Exploration & Production Co.(a)	164,700	4,555,602
Range Resources Corp.	47,000	2,319,920
Southwestern Energy Co.(a)	60,643	2,588,243
		85,757,271

Oil Services and Drillers 9.62%
Calfrac Well Services, Ltd.	85,000	1,508,429
Cameron International Corp.(a)	197,400	7,465,668
Diamond Offshore Drilling, Inc.	105,500	10,077,360
FMC Technologies, Inc.(a)	89,137	4,656,517
Hess Corp.	27,700	1,480,842
National Oilwell Varco, Inc.(a)	146,900	6,335,797
Noble Corp.	65,354	2,480,838
Oceaneering International, Inc.(a)	86,502	4,908,989
Schlumberger, Ltd.	98,700	5,882,520
Suncor Energy, Inc.	269,709	9,321,144
Superior Well Services, Inc.(a)	65,097	630,139
Transocean, Inc.(a)	134,199	11,478,041
Trican Well Service, Ltd.	85,000	1,103,535
Weatherford International, Ltd.(a)	305,606	6,335,212
Willbros Group, Inc.(a)	25,699	391,396
		74,056,427

Pipelines 0.58%
El Paso Pipeline Partners LP	21,651	448,825
Plains All American Pipeline LP	86,400	3,999,456
		4,448,281

Tankers 0.02%
Golar LNG, Ltd.	16,000	176,960

TOTAL ENERGY		164,438,939

	Shares	Value
Finance 14.71%
Banks 11.98%
Banco Bradesco S.A. - ADR	158,872	$3,159,964
Bangkok Bank PLC	342,800	1,241,509
Bank Danamon Indonesia Tbk PT	1,216,000	622,783
Bank Mandiri Tbk PT	12,818,000	6,233,275
Bank of America Corp.	693,100	11,727,252
Bank of China, Ltd.	1,657,000	872,325
BlackRock Kelso Capital Corp.	651,400	4,833,388
BOC Hong Kong Holdings, Ltd.	2,986,500	6,550,990
Citigroup, Inc.	4,021,262	19,462,908
Daishin Security System Co., Ltd. - GDR(a)(b)(c)	121,700	460,152
DBS Group Holdings, Ltd.	123,000	1,159,578
Indochina Capital Vietnam Holdings, Ltd.(a)	700,000	3,500,000
Itau Unibanco Holding S.A. - ADR	327,780	6,604,767
Kasikornbank PLC	561,100	1,385,535
Mizuho Financial Group, Inc.	1,509,000	2,992,280
PennantPark Investment Corp.	707,590	5,738,555
The PNC Financial Services Group, Inc.	241,313	11,725,399
Public Bank BHD	788,714	2,324,439
Regions Financial Corp.	264,900	1,645,029
		92,240,128

Non-Bank 2.73%
Apollo Investment Corp.	1,063,800	10,159,290
Ares Capital Corp.	470,069	5,180,160
Lender Processing Services, Inc.	59,400	2,267,298
Maiden Holdings, Ltd.(b)	100,900	733,543
Redecard S.A.	102,200	1,580,073
T&D Holdings, Inc.	39,200	1,061,171
		20,981,535

TOTAL FINANCE		113,221,663

Gold/Metals 2.87%
Agnico-Eagle Mines, Ltd.	36,500	2,476,525
Anglo American PLC - ADR(a)	84,410	1,340,430
Anglo Platinum, Ltd.(a)	48,200	4,279,739
Cameco Corp.	205,589	5,715,374
Goldcorp, Inc.	50,800	2,050,796
Kinross Gold Corp.	102,200	2,217,740
Lonmin PLC(a)	151,300	4,047,756
		22,128,360

	Shares	Value
Health Care 0.29%
BioSphere Medical, Inc.(a)	109,500	$373,395
Molecular Insight Pharmaceuticals, Inc.(a)	334,900	1,851,997
		2,225,392

Industrial 11.92%
Aegean Marine Petroleum Network, Inc.	201,800	4,540,500
Bakrie Sumatera Plantations Tbk PT	6,981,600	628,452
BE Aerospace, Inc.(a)	621,900	12,525,066
BorgWarner, Inc.	191,700	5,800,842
Chicago Bridge & Iron Co.	510,062	9,527,958
China Resources Cement Holdings, Ltd.(a)(c)	2,663,000	1,340,082
China South City Holdings, Ltd.(a)(b)(c)	5,134,000	1,073,165
Crown Holdings, Inc.(a)	188,100	5,116,320
Foster Wheeler, Ltd.(a)	397,000	12,668,270
Fosun International, Ltd.	36,500	25,479
General Cable Corp.(a)	324,000	12,684,600
Hitachi, Ltd.(a)	802,200	2,466,520
JSR Corp.	61,500	1,260,625
Kingboard Chemical Holdings, Ltd.	168,759	641,280
Matrix Service Co.(a)	1,589	17,272
McDermott International, Inc.(a)	411,455	10,397,468
Sinopec Shanghai Petrochemical Co., Ltd.(a)	3,734,000	1,556,225
Solutia, Inc.(a)	204,047	2,362,864
Tyco Electronics, Ltd.	298,400	6,648,352
Weichai Power Co., Ltd.	84,600	445,921
		91,727,261

Insurance 10.95%
ACE, Ltd.(a)	30,000	1,603,800
Aflac, Inc.	136,600	5,838,284
Arch Capital Group, Ltd.(a)	21,400	1,445,356
Everest Re Group, Ltd.	38,700	3,393,990
Fidelity National Financial, Inc.	758,724	11,441,558
Lincoln National Corp.	400,109	10,366,824
Loews Corp.	385,400	13,199,950
Montpelier Re Holdings, Ltd.	646,000	10,542,720
PartnerRe, Ltd.	66,438	5,111,740
RenaissanceRe Holdings, Ltd.	58,900	3,225,364
Torchmark Corp.	79,500	3,452,685
The Travelers Cos., Inc.	257,000	12,652,110
XL Capital, Ltd.	113,900	1,988,694
		84,263,075

	Shares	Value
Real Estate 3.65%
Apollo Commercial Real Estate Finance, Inc.(a)	155,400	$2,843,820
Cheung Kong Holdings, Ltd.	489,700	6,214,411
Great Eagle Holdings, Ltd.	1,486,917	3,672,182
Henderson Land Development Co., Ltd.	82,000	539,609
Italian-Thai Development PLC(a)	9,882,000	1,094,385
Kerry Properties, Ltd.	893,025	4,776,213
Sino Land Co., Ltd.	1,016,307	1,820,161
Sun Hung Kai Properties, Ltd.	420,100	6,190,337
YNH Property BHD(a)	1,676,832	920,538
		28,071,656

Real Estate Investment Trusts (REITs) 7.99%
Annaly Capital Management, Inc.	1,232,000	22,348,481
Anworth Mortgage Asset Corp.	949,469	7,481,816
Capstead Mortgage Corp.	143,700	1,998,867
Chimera Investment Corp.	402,004	1,535,655
Hatteras Financial Corp.	411,700	12,342,766
Hatteras Financial Corp.(b)	233,300	6,994,334
Host Hotels & Resorts, Inc.	542,400	6,384,048
MFA Financial, Inc.	298,000	2,372,080
Regal Real Estate Investment Trust	182,576	33,452
		61,491,499

Technology & Communications 17.83%
Arrow Electronics, Inc.(a)	208,200	5,860,830
Avnet, Inc.(a)	118,600	3,080,042
Centron Telecom International Holdings, Ltd.(a)	1,018,000	332,326
China Telecom Corp., Ltd.	3,206,000	1,514,050
Chunghwa Telecom Co., Ltd. - ADR	502,543	9,065,869
Cisco Systems, Inc.(a)	780,100	18,363,554
Elpida Memory, Inc.(a)	90,400	1,185,326
Hewlett-Packard Co.	145,500	6,869,055
Honeywell International, Inc.	378,000	14,042,700
Intel Corp.	286,300	5,602,891
Microsoft Corp.	671,811	17,393,187
Nan Ya Printed Circuit Board Corp.	450,194	1,561,424
National Semiconductor Corp.	198,400	2,831,168
Net Servicos de Comunicacao S.A. - ADR	388,515	4,475,693
NII Holdings, Inc.(a)	73,100	2,191,538
Oracle Corp.	505,400	10,532,536
Qualcomm, Inc.	284,700	12,805,806

	Shares	Value
Technology & Communications (continued)
Radvision, Ltd.(a)	518,700	$4,595,682
Seagate Technology	549,641	8,360,040
Symantec Corp.(a)	360,400	5,935,788
Zhuzhou CSR Times Electric Co., Ltd.	344,000	598,334
		137,197,839

Transportation 1.23%
Babcock & Brown Air, Ltd. - ADR	263,300	2,527,680
Burlington Northern Santa Fe Corp.	16,300	1,301,229
Localiza Rent A Car S.A.	249,500	2,499,788
Santos Brasil Participacoes S.A.(a)	260,400	2,072,499
TAM S.A. - ADR(a)	81,300	1,049,583
		9,450,779

Utilities 4.24%
DPL, Inc.	52,000	1,357,200
Enbridge, Inc.	19,300	749,359
EQT Corp.	78,422	3,340,777
FirstEnergy Corp.	41,600	1,901,952
KBR, Inc.	359,985	8,384,051
Quanta Services, Inc.(a)	762,653	16,877,511
		32,610,850

TOTAL COMMON STOCKS (Cost $732,898,957)		836,739,941

EXCHANGE TRADED FUNDS 5.09%
iShares iBoxx $ High Yield Corporate Bond Fund	76,141	6,574,775
iShares MSCI Brazil Index Fund	104,442	7,067,590
Semiconductor HOLDRs Trust	106,300	2,723,406
SPDR Gold Shares(a)	231,000	22,834,350

TOTAL EXCHANGE TRADED FUNDS (Cost $31,116,114)		39,200,121

	Principal
	Amount	Value
EQUITY LINKED NOTES 0.53%
ASUSTeK Computer, Inc. (issued by BNP Paribas), expiring 05/05/2014(a)	$642,176	$1,102,680
CJ O Shipping Co. (issued by BNP Paribas), expiring 05/07/2014(a)	2,801	194,222
Hynix Semiconductor, Inc. (issued by BNP Paribas), expiring 05/06/2015(a)	36,400	611,687
Korean Air Lines Co., Ltd. (issued by BNP Paribas), expiring 05/07/2014(a)	9,868	402,007
KT Corp. (issued by BNP Paribas), expiring 05/07/2014(a)	16,900	580,187
Taiwan Semiconductor Manufacturing Co., Ltd. (issued by BNP Paribas), expiring 04/01/2010(a)	601,000	1,205,786

TOTAL EQUITY LINKED NOTES (Cost $3,921,023)		4,096,569

Description and	Coupon	Principal
Maturity Date	Rate	Amount	Value
CORPORATE BONDS 20.13%
ACE INA Holdings, Inc.
02/15/2017	5.700%	700,000	756,482
03/15/2018	5.800%	1,550,000	1,677,512
Allstate Life Global Funding Trusts
04/30/2013	5.375%	2,275,000	2,424,270
Anadarko Petroleum Corp.
09/15/2016	5.950%	2,154,000	2,286,788
Analog Devices, Inc.
07/01/2014	5.000%	1,300,000	1,367,859
Aon Corp.
12/14/2012	7.375%	1,500,000	1,594,235
AT&T, Inc.
02/15/2019	5.800%	2,100,000	2,251,811
Ball Corp.
09/01/2016	7.125%	200,000	205,000
03/15/2018	6.625%	2,750,000	2,660,625
09/01/2019	7.375%	300,000	306,000
Bank of America Corp.
05/15/2014	7.375%	2,485,000	2,768,787
12/01/2017	5.750%	1,000,000	999,785
BE Aerospace, Inc.
07/01/2018	8.500%	2,100,000	2,157,750

Description and	Coupon	Principal
Maturity Date	Rate	Amount	Value
CORPORATE BONDS (continued)
Bombardier, Inc.
05/01/2014	6.300%	$2,975,000	$2,885,750
Burlington Northern Santa Fe Corp.
05/01/2017	5.650%	2,900,000	3,125,845
The Chubb Corp.
05/15/2018	5.750%	1,000,000	1,098,783
Cisco Systems, Inc.
02/15/2019	4.950%	1,775,000	1,869,347
Comcast Corp.
03/15/2016	5.900%	874,000	940,754
Computer Sciences Corp.
03/15/2018(b)	6.500%	1,800,000	1,986,025
The Connecticut Light & Power Co.
Series 09-A, 02/01/2019	5.500%	1,600,000	1,735,843
Constellation Brands, Inc.
09/01/2016	7.250%	1,725,000	1,725,000
Corning, Inc.
06/15/2015	6.050%	1,600,000	1,620,731
Crown Americas LLC/Crown Americas Capital Corp. II 05/15/2017	7.625%	3,050,000	3,095,750
CSX Corp.
03/15/2018	6.250%	1,000,000	1,086,288
CSX Transportation, Inc.
10/15/2014	8.375%	1,345,452	1,594,794
The Dayton Power & Light Co.
10/01/2013	5.125%	1,500,000	1,602,104
Devon Financing Corp. ULC
09/30/2011	6.875%	2,400,000	2,612,748
Duke Energy Carolinas LLC
11/15/2013	5.750%	1,775,000	1,963,132
Eaton Vance Corp.
10/02/2017	6.500%	3,285,000	3,553,439
Enbridge Energy Partners LP
03/01/2019	9.875%	1,550,000	1,928,567
Florida Power Corp.
06/15/2018	5.650%	1,350,000	1,488,159
Ford Motor Credit Co. LLC
10/01/2014	8.700%	3,200,000	3,138,908

Description and	Coupon	Principal
Maturity Date	Rate	Amount	Value
CORPORATE BONDS (continued)
Forest Oil Corp.
02/15/2014	8.500%	$500,000	$506,250
06/15/2019	7.250%	2,400,000	2,256,000
General Mills, Inc.
02/15/2017	5.700%	1,000,000	1,090,120
02/15/2019	5.650%	2,000,000	2,170,034
The Goldman Sachs Group, Inc.
01/15/2016	5.350%	2,575,000	2,663,477
Goodrich Corp.
03/01/2019(b)	6.125%	1,650,000	1,796,238
The Goodyear Tire & Rubber Co.
05/15/2016	10.500%	2,850,000	3,106,500
Hasbro, Inc.
05/15/2014	6.125%	1,400,000	1,524,992
Hewlett-Packard Co.
03/01/2014	6.125%	1,400,000	1,578,321
03/01/2018	5.500%	1,000,000	1,094,562
International Business Machines Corp.
09/14/2017	5.700%	1,000,000	1,103,891
Iron Mountain, Inc.
01/01/2016	6.625%	1,125,000	1,091,250
Johnson Controls, Inc.
01/15/2016	5.500%	2,950,000	3,060,357
JPMorgan Chase & Co.
04/23/2019	6.300%	2,775,000	3,035,037
The Kroger Co.
02/01/2010	8.050%	1,825,000	1,865,362
Morgan Stanley
10/15/2015	5.375%	2,930,000	3,028,375
Nabors Industries, Inc.
01/15/2019	9.250%	2,450,000	2,916,328
National Oilwell Varco, Inc.
Series B, 08/15/2015	6.125%	2,600,000	2,650,773
Newfield Exploration Co.
09/01/2014	6.625%	740,000	730,750
05/15/2018	7.125%	1,350,000	1,353,375
Oracle Corp.
04/15/2018	5.750%	1,575,000	1,738,353
PetroHawk Energy Corp.
06/01/2015	7.875%	2,700,000	2,673,000
Pioneer Natural Resources Co.
03/15/2017	6.650%	2,725,000	2,607,400

Description and	Coupon	Principal
Maturity Date	Rate	Amount	Value
CORPORATE BONDS (continued)
Potash Corp. of Saskatchewan, Inc.
05/15/2014	5.250%	$1,700,000	$1,841,418
Precision Castparts Corp.
12/15/2013	5.600%	1,700,000	1,784,876
Progress Energy
01/15/2019	5.300%	2,000,000	2,170,674
Range Resources Corp.
05/15/2019	8.000%	2,490,000	2,564,700
Raytheon Co.
12/15/2018	6.400%	965,000	1,129,087
Roche Holdings, Inc.
03/01/2019(b)	6.000%	2,630,000	2,932,894
Silgan Holdings, Inc.
08/15/2016	7.250%	2,625,000	2,664,375
South Carolina Electric & Gas Co.
11/01/2018	5.250%	1,300,000	1,388,901
Starwood Hotels & Resorts Worldwide, Inc.
05/15/2018	6.750%	3,325,000	3,154,593
TEPPCO Partners LP
02/01/2013	6.125%	2,417,000	2,598,667
Thermo Fisher Scientific, Inc.
06/01/2015	5.000%	1,900,000	1,978,449
Torchmark Corp.
06/15/2016	6.375%	1,100,000	1,124,256
The Travelers Cos., Inc.
06/15/2012	5.375%	2,140,000	2,262,425
05/15/2018	5.800%	1,100,000	1,220,886
Tyco International Finance S.A.
01/15/2019	8.500%	1,925,000	2,351,024
Union Pacific Corp.
01/31/2013	5.450%	2,100,000	2,258,968
United Technologies Corp.
02/01/2019	6.125%	2,100,000	2,407,007
Verizon Wireless Capital LLC
02/01/2014(b)	5.550%	2,100,000	2,272,057
Wal-Mart Stores, Inc.
02/15/2018	5.800%	960,000	1,080,167
Warner Chilcott Corp.
02/01/2015	8.750%	2,850,000	2,935,500
Weatherford International, Ltd.
03/01/2019	9.625%	2,660,000	3,335,321

Description and	Coupon	Principal
Maturity Date	Rate	Amount	Value
CORPORATE BONDS (continued)
XTO Energy, Inc.
12/15/2013	5.750%	$3,095,000	$3,347,350

TOTAL CORPORATE BONDS (Cost $142,517,777)			154,953,211

ASSET/MORTGAGE BACKED SECURITIES 0.41%
Government National Mortgage Association (GNMA)
Series 2007-37, Class SA, 03/20/2037(d)	21.250%	1,415,523	1,500,678
Series 2007-37, Class SB, 03/20/2037(d)	21.250%	1,241,562	1,306,927
Series 2007-37, Class SY, 06/16/2037(d)	23.594%	331,547	339,702

TOTAL ASSET/MORTGAGE BACKED SECURITIES (Cost $2,757,291)			3,147,307

GOVERNMENT & AGENCY OBLIGATIONS 13.11%
U.S. Treasury Bonds
02/15/2014	4.000%	13,000,000	14,068,444
08/15/2016	4.875%	14,000,000	15,757,658
05/15/2017	4.500%	7,000,000	7,687,974
08/15/2017	4.750%	3,250,000	3,623,497
08/15/2018	4.000%	29,000,000	30,633,541
U.S. Treasury Notes
01/31/2010	2.125%	15,000,000	15,101,955
03/31/2011	4.750%	5,000,000	5,307,425
05/31/2012	4.750%	8,000,000	8,734,376

TOTAL GOVERNMENT & AGENCY OBLIGATIONS (Cost $97,266,055)			100,914,870

	Expiration	Exercise	Number of
	Date	Price	Contracts	Value
PURCHASED OPTIONS 2.17%
Purchased Call Options 1.27%
SPDR Gold Trust	January, 2010	$100.00	600	252,000
Transocean, Ltd.	January, 2010	80.00	1,000	1,035,000
Transocean, Ltd.	February, 2010	80.00	2,500	2,850,000
Transocean, Ltd.	January, 2011	60.00	500	1,547,500
Transocean, Ltd.	January, 2011	90.00	3,000	4,080,000

TOTAL PURCHASED CALL OPTIONS (Cost $9,514,462)				9,764,500

	Expiration	Exercise	Number of
	Date	Price	Contracts	Value
Purchased Put Options 0.90%
iShares FTSE/Xinhua China 25 Index Fund	November, 2009	$39.00	1,000	$140,000
Oil Services Holders Trust	October, 2009	100.00	1,650	56,100
Oil Services Holders Trust	January, 2010	115.00	1,201	1,068,890
S&P 500 Index	December, 2009	895.00	1,500	1,410,000
S&P 500 Index	December, 2009	880.00	1,500	1,215,000
S&P 500 Index	December, 2009	970.00	1,500	2,992,500
SPDR Gold Trust	January, 2010	80.00	1,300	22,750

TOTAL PURCHASED PUT OPTIONS (Cost $33,452,190)				6,905,240

TOTAL PURCHASED OPTIONS (Cost $42,966,652)				16,669,740

	Shares/Principal
	Amount	Value
SHORT-TERM INVESTMENTS 4.75%
Money Markets
Dreyfus Treasury Prime Money Market Fund (0.000% 7-day yield)(e)(f)	5,589,714	5,589,714

U.S. Treasury Bills
U.S. Treasury Bill Discount Notes
2/11/2010, 0.151%(g)	15,500,000	15,493,582
3/11/2010, 0.177%(g)	15,500,000	15,490,158

TOTAL SHORT-TERM INVESTMENTS (Cost $36,569,085)		36,573,454

Total Investments - 154.91%* (Cost $1,090,012,954)		1,192,295,213

Liabilities in Excess of Other Assets - (54.91%)		(422,643,478)

NET ASSETS - 100.00%		$769,651,735

SCHEDULE OF OPTIONS WRITTEN

	Expiration	Exercise	Number of
	Date	Price	Contracts	Value
Call Options Written
Transocean, Ltd.	February, 2010	$90.00	2,500	$(1,587,500)

TOTAL CALL OPTIONS WRITTEN (Premiums received $1,104,146)				(1,587,500)

Put Options Written
iShares FTSE/Xinhua China 25 Index Fund	November, 2009	31.00	1,000	(15,000)
Oil Services Holders Trust	October, 2009	80.00	1,650	(5,775)
Oil Services Holders Trust	January, 2010	95.00	1,201	(328,474)
S&P 500 Index	December, 2009	800.00	3,000	(1,140,000)
S&P 500 Index	December, 2009	895.00	1,500	(1,410,000)
SPDR Gold Trust	January, 2010	90.00	1,150	(138,000)

TOTAL PUT OPTIONS WRITTEN (Premiums received $18,389,325)				(3,037,249)

TOTAL OPTIONS WRITTEN (Premiums received $19,493,471)				$(4,624,749)

SCHEDULE OF SECURITIES SOLD SHORT

	Shares	Value
Common Stocks
Berkshire Hathaway, Inc.	(1,308)	$(4,346,485)
Boston Properties, Inc.	(35,700)	(2,340,135)
CARBO Ceramics, Inc.	(5,910)	(304,661)
Caterpillar, Inc.	(88,200)	(4,527,306)
China Shenhua Energy Co., Ltd.	(960,000)	(4,193,005)
Cie Generale d’Optique Essilor International S.A.	(24,700)	(1,407,664)
Cochlear, Ltd.	(25,500)	(1,501,839)
ConocoPhillips	(72,800)	(3,287,648)
Deutsche Bank AG	(25,300)	(1,942,281)
ENSCO International, Inc.	(51,700)	(2,199,318)
Federal Realty Investment Trust	(23,300)	(1,429,921)
First Solar, Inc.	(36,600)	(5,594,676)
Genuine Parts Co.	(92,845)	(3,533,681)
HSBC Holdings PLC - ADR	(1)	(57)
Kohl’s Corp.	(22,500)	(1,283,625)
Las Vegas Sands Corp.	(146,800)	(2,472,112)
Macy’s, Inc.	(116,500)	(2,130,785)

	Shares	Value
Common Stocks (continued)
Nabors Industries, Ltd.	(90,000)	$(1,881,000)
The NASDAQ OMX Group, Inc.	(64,859)	(1,365,282)
NetFlix, Inc.	(67,818)	(3,131,157)
Nokia Corp. - ADR	(192,700)	(2,817,274)
NYSE Euronext	(47,073)	(1,359,939)
PACCAR, Inc.	(160,556)	(6,054,567)
Patterson-UTI Energy, Inc.	(205,500)	(3,103,050)
Quest Diagnostics, Inc.	(65,600)	(3,423,664)
Rowan Companies, Inc.	(192,200)	(4,434,054)
Simon Property Group, Inc.	(40,583)	(2,817,678)
Smith International, Inc.	(84,500)	(2,425,150)
Sony Corp. - ADR	(165,632)	(4,836,454)
SunPower Corp.	(191,100)	(5,711,979)
Tesoro Corp.	(59,600)	(892,808)
Unit Corp.	(73,100)	(3,015,375)
Vale S.A. - ADR	(113,700)	(2,629,881)
Vertex Pharmaceuticals, Inc.	(30,400)	(1,152,160)
Vornado Realty Trust	(2,708)	(174,422)
WW Grainger, Inc.	(28,300)	(2,528,888)
Wynn Resorts, Ltd.	(39,019)	(2,766,057)

Exchange Traded Funds
iShares Dow Jones US Real Estate Index Fund	(386,961)	(16,507,756)
iShares MSCI Mexico Investable Market Index Fund	(67,900)	(2,965,872)
iShares MSCI South Korea Index Fund	(28,743)	(1,361,843)
iShares Russell 2000 Index Fund	(300,000)	(18,069,000)
United States Oil Fund LP	(139,100)	(5,034,029)

TOTAL SECURITIES SOLD SHORT (Proceeds $120,039,547)		$(142,954,538)

Abbreviations:

ADR - American Depositary Receipt
AG - Aktiengesellschaft is a German acronym on company names meaning public company
BHD - Berhad (in Malaysia; equivalent to Public Limited Company)
FTSE - Financial Times Stock Exchange
GDR - Global Depositary Receipt
HOLDRs - Holding Company Depositary Receipts
LLC - Limited Liability Company
LP - Limited Partnership
MSCI - Morgan Stanley Capital International
PLC - Public Limited Company
PT - equivalent to Public Limited Company in Indonesia
S.A. - Generally designates corporations in various countries, mostly those employing the civil law.
S&P - Standard & Poor’s
SPDR - Standard & Poor’s Depositary Receipt
Tbk - Terbuka (stock symbol in Indonesian)
ULC - Unlimited Liability Company

* All securities are being held as collateral for borrowings, written options and/or short sales as of September 30, 2009. (See Note 6)

(a) Non-Income Producing Security.

(b)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2009, these securities had a total value of $18,372,430 or 2.39% of net assets.

(c) Fair valued security; valued in accordance with procedures approved by the Fund’s Board of Trustees. As of September 30, 2009, these securities had a total value of $2,873,399 or 0.37% of net assets.

(d) Floating or variable rate security - rate disclosed as of September 30, 2009.

(e) Less than 0.0005%

(f) Investments in other funds are calculated at their respective net asset values as determined by those funds, in accordance with the Investment Company Act of 1940.

(g) Discount at purchase.

For Fund compliance purposes, the Fund’s industry classifications refer to any one of the industry sub-classifications used by one or more widely recognized market indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.

See Notes to Financial Statements

STATEMENT OF ASSETS & LIABILITIES

September 30, 2009 (Unaudited)

Assets:
Investments, at value (Cost - see below)	$1,192,295,213
Cash	5,409,838
Deposit with broker for securities sold short and written options	106,382,269
Dividends receivable	2,910,317
Interest receivable	2,955,384
Receivable for investments sold	35,175,648
Total Assets	1,345,128,669

Liabilities:
Foreign cash due to Custodian (Cost $1,243,118)	1,243,073
Loan payable	388,900,000
Interest due on loan payable	22,604
Securities sold short (Proceeds $120,039,547)	142,954,538
Options written at value (Premiums received $19,493,471)	4,624,749
Payable for investments purchased	36,137,622
Dividends payable - short sales	85,651
Interest payable - margin account	110,476
Accrued investment advisory fee	1,057,553
Accrued administration fee	338,417
Accrued trustees fee	2,251
Total Liabilities	575,476,934

Net Assets	$769,651,735
Cost of Investments	$1,090,012,954

Composition of Net Assets:
Paid-in capital	$915,209,521
Overdistributed net investment income	(18,858,388)
Accumulated net realized loss on investments, options, securities sold short and foreign currency transactions	(220,915,856)
Net unrealized appreciation in value of investments, options, securities sold short and translation of assets and liabilities denominated in foreign currencies	94,216,458
Net Assets	$769,651,735
Shares of common stock outstanding of no par value, unlimited shares authorized	51,736,859
Net asset value per share	$14.88

See Notes to Financial Statements

STATEMENT OF OPERATIONS

For the Six Months Ended September 30, 2009 (Unaudited)

Investment Income:
Dividends (Net of foreign withholding taxes of $310,676)	$11,638,524
Interest on investment securities (Net of foreign withholding taxes of $4,152)	6,356,036
Hypothecated securities income (See Note 6)	185,489
Total Income	18,180,049

Expenses:
Investment advisory fee	5,925,871
Administration fee	1,896,279
Interest on loan	2,911,507
Interest expense - margin account	455,846
Trustees fee	67,183
Dividend expense - short sales	1,400,597
Other expenses	582,199
Total Expenses	13,239,482

Net Investment Income	4,940,567

Net realized gain (loss) on:
Investment securities	(24,073,747)
Securities sold short	(25,138,996)
Written options	16,455,199
Foreign currency transactions	(27,458)
Net change in unrealized appreciation (depreciation) on investments, options, securities sold short and translation of assets and liabilities denominated in foreign currencies	223,690,171
Net gain on investments, options, securities sold short and foreign currency transactions	190,905,169
Net Increase in Net Assets Attributable to Common Shares from Operations	$195,845,736

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	For the
	Six Months Ended	For the
	September 30, 2009	Year Ended
	(Unaudited)	March 31, 2009
Common Shareholder Operations:
Net investment income	$4,940,567	$6,308,895
Net realized gain (loss) from:
Investment securities	(24,073,747)	(339,643,391)
Securities sold short	(25,138,996)	125,935,683
Written options	16,455,199	32,090,718
Foreign currency transactions	(27,458)	(682,314)
Net change in unrealized appreciation (depreciation) on investments, options, securities sold short and translation of assets and liabilities denominated in foreign currencies	223,690,171	(138,820,830)
Distributions to Preferred Shareholders from:
Net investment income	—	(1,827,293)
Net Increase (Decrease) in Net Assets Attributable to Common Shares from Operations	195,845,736	(316,638,532)

Distributions to Common Shareholders from:
Net investment income	(23,798,955)	(3,135,215)
Net realized gain	—	(1,447,297)
Tax return of capital	—	(65,779,620)
Net Decrease in Net Assets from Distributions	(23,798,955)	(70,362,132)

Capital Share Transactions:
Cost from issuance of preferred shares	—	(2,500)
Net Decrease in Net Assets from Share Transactions	—	(2,500)

Net Increase/(Decrease) in Net Assets Attributable to Common Shares	172,046,781	$(387,003,164)

Net Assets Attributable to Common Shares:
Beginning of period	597,604,954	984,608,118
End of period *	769,651,735	$597,604,954

* Includes overdistributed net investment income of:	$(18,858,388)	$—

See Notes to Financial Statements

STATEMENT OF CASH FLOWS

For the Six Months Ended September 30, 2009 (Unaudited)

Cash Flows From Operating Activities:
Net increase in net assets from operations	$195,845,736
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(674,666,020)
Proceeds from disposition of investment securities	520,392,405
Cover securities sold short transactions	320,545,078
Proceeds from securities sold short transactions	(303,108,561)
Written options transactions	24,764,723
Proceeds from written options transactions	(578,050)
Purchased options transactions	(56,630,473)
Proceeds from purchased options transactions	1,144,545
Net proceeds from short-term investment securities	(15,765,661)
Net realized loss from investment securities	24,073,747
Net realized loss on securities sold short	25,138,996
Net realized gain on written options	(16,455,199)
Net change in unrealized appreciation on investment securities	(223,690,171)
Premium amortization	552,436
Discount amortization	(296,778)
Increase in deposits with brokers for shorts and written options	25,002,100
Increase in dividends receivable	(1,114,629)
Increase in interest receivable	(817,300)
Increase in receivables on investments sold	(1,192,221)
Decrease in interest due on loan payable	(7,995)
Increase in payable for investment securities purchased	33,983,834
Decrease in dividends payable-short sales	(204,658)
Increase in interest payable-margin account	76,071
Increase in accrued investment advisory fee	269,993
Increase in accrued administrative fee	86,398
Decrease in accrued trustee fee	(2,773)
Decrease in other payables	(275)
Net cash provided by operating activities	(122,654,702)

Cash Flows from Financing Activities
Net proceeds from bank borrowing	$(149,400,000)
Cash distributions paid	(23,798,955)
Net cash used in financing activities	125,601,045

Net increase in cash	2,946,343

Cash, beginning balance	$1,220,422
Cash and foreign currency, ending balance	$4,166,765

Supplemental Disclosure of Cash Flow Information:
Cash paid during the period for interest from bank borrowing:	$2,919,502

See Notes to Financial Statements

INTENTIONALLY LEFT BLANK

FINANCIAL HIGHLIGHTS

For the Six Months Ended September 30, 2009 (Unaudited)
Per Common Share Operating Performance
Net asset value - beginning of period	$11.55
Income from investment operations:
Net investment income	0.10 *
Net realized and unrealized gain (loss) on investments	3.69
Distributions to preferred shareholders from:
Net investment income	—
Total from Investment Operations	3.79

Distributions to Common Shareholders from:	(0.46)
Net investment income
Net realized gain	—
Tax return of capital	—
Total Distributions to Common Shareholders	(0.46)

Capital Share Transactions:
Common share offering costs charged to paid-in capital	—
Preferred offering costs	—
Total Capital Share Transactions	—
Net asset value - end of period	$14.88
Market price - end of period	$12.68

Total Investment Return - Net Asset Value(2)	34.17%
Total Investment Return - Market Price(2)	43.54%

Ratios and Supplemental Data
Net assets attributable to common shares, end of period (000)	769,652
Ratios to average net assets attributable to common shareholders:
Total expenses(3)	3.80%
Total expenses excluding interest on loan(3)(8)	2.97%
Total expenses excluding dividends on short sales(3)	3.40%
Net investment income(3)	1.42%
Preferred share dividends	N/A
Portfolio turnover rate	55%

Auction Market Preferred Shares (“AMPS”)
Liquidation value, end of period, including dividends on preferred shares (000)	N/A
Total shares outstanding (000)	N/A
Asset coverage per share(6)	N/A
Liquidation preference per share	N/A
Average market value per share(7)	N/A

*	Based on average shares outstanding.
(1)	Less than $0.005.
(2)

Total investment return is calculated assuming a purchase of a common share at the opening on the first day and a sale at closing on the last day of each period reported. Total investment return on net asset value excludes a sales load of $0.90 per share for the period, effectively reducing the net asset value at issuance from $20.00 to $19.10. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment returns do not reflect brokerage commissions on the purchase or sale of the Fund’s common shares. Total investment returns for less than a full year are not annualized. Past performance is not a guarantee of future results.

	For the Year Ended March 31, 2009	For the Year Ended March 31, 2008	For the Period April 2006 (inception) to March 31, 2007
Per Common Share Operating Performance
Net asset value - beginning of period	$19.03	$19.17	$19.10
Income from investment operations:
Net investment income	0.12 *	0.35 *	0.90
Net realized and unrealized gain (loss) on investments	(6.20)	1.50	0.40
Distributions to preferred shareholders from:
Net investment income	(0.04)	(0.46)	(0.20)
Total from Investment Operations	(6.12)	1.39	1.10

Distributions to Common Shareholders from:	(0.06)	(1.46)	(0.90)
Net investment income
Net realized gain	(0.03)	(0.07)	—
Tax return of capital	(1.27)	—	—
Total Distributions to Common Shareholders	(1.36)	(1.53)	(0.90)

Capital Share Transactions:
Common share offering costs charged to paid-in capital	—	—	(0.04)
Preferred offering costs	— (1)	—	(0.09)
Total Capital Share Transactions	—	—	(0.13)
Net asset value - end of period	$11.55	$19.03	$19.17
Market price - end of period	$9.20	$16.32	$17.44

Total Investment Return - Net Asset Value(2)	(32.68)%	8.06%	5.45%
Total Investment Return - Market Price(2)	(37.48)%	1.86%	(8.38)%

Ratios and Supplemental Data
Net assets attributable to common shares, end of period (000)	597,605	984,608	991,948
Ratios to average net assets attributable to common shareholders:
Total expenses(3)	3.84%	2.52%	2.12	%(4)
Total expenses excluding interest on loan(3)(8)	2.85%	— (5)	—	(5)
Total expenses excluding dividends on short sales(3)	3.33%	2.29%	2.05	%(4)
Net investment income(3)	0.80%	1.76%	1.75	%(4)
Preferred share dividends	0.23%	2.34%	1.13	%(4)
Portfolio turnover rate	224%	171%	246%

Auction Market Preferred Shares (“AMPS”)
Liquidation value, end of period, including dividends on preferred shares (000)	— (5)	$450,380	$450,450
Total shares outstanding (000)	— (5)	18	18
Asset coverage per share(6)	— (5)	$79,722	$80,133
Liquidation preference per share	— (5)	$25,000	$25,000
Average market value per share(7)	— (5)	$25,000	$25,000

(3)	Ratios do not reflect dividend payments to preferred shareholders.
(4)	Annualized.
(5)	All series of AMPS issued by the Fund were fully redeemed, at par value, on May 23, 2008.
(6)	Calculated by subtracting the Fund’s total liabilities (excluding Preferred Shares) from the Fund’s total assets and dividing by the number of preferred shares outstanding.
(7)	Based on monthly prices
(8)	For the six months ended September 30, 2009 the ratio of total expenses to average net assets excluding interest on loan and interest expense on margin was 2.84%.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

September 30, 2009 (Unaudited)

1. SIGNIFICANT ACCOUNTING AND OPERATING POLICIES

Clough Global Opportunities Fund (the “Fund”) is a closed–end management investment company that was organized under the laws of the state of Delaware by an Agreement and Declaration of Trust dated January 12, 2006. The Fund is a non–diversified series with an investment objective to provide a high level of total return. The Declaration of Trust provides that the Trustees may authorize separate classes of shares of beneficial interest.

Security Valuation: The net asset value per share of the Fund is determined no less frequently than daily, on each day that the New York Stock Exchange (the “Exchange”) is open for trading, as of the close of regular trading on the Exchange (normally 4:00 p.m. New York time). Trading may take place in foreign issues held by the Fund at times when the Fund is not open for business. As a result, the Fund’s net asset value may change at times when it is not possible to purchase or sell shares of the Fund. Securities held by the Fund for which exchange quotations are readily available are valued at the last sale price, or if no sale price or if traded on the over–the–counter market, at the mean of the bid and asked prices on such day. Debt securities for which the over–the–counter market is the primary market are normally valued on the basis of prices furnished by one or more pricing services at the mean between the latest available bid and asked prices. As authorized by the Trustees, debt securities (other than short–term obligations) may be valued on the basis of valuations furnished by a pricing service which determines valuations based upon market transactions for normal, institutional–size trading units of securities. Short–term obligations maturing within 60 days are valued at amortized cost, which approximates value, unless the Trustees determine that under particular circumstances such method does not result in fair value. Over–the–counter options are valued at the mean between bid and asked prices provided by dealers. Financial futures contracts listed on commodity exchanges and exchange–traded options are valued at closing settlement prices. Securities for which there is no such quotation or valuation and all other assets are valued at fair value in good faith by or at the direction of the Trustees.

Foreign Securities: The Fund may invest a portion of its assets in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund will generally enter into a forward foreign currency contract to settle the foreign security transaction. Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks.

The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange at period end. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

The effect of changes in foreign currency exchange rates on investments is included with the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts to settle specific purchases or sales of securities denominated in a foreign currency and for protection from adverse exchange rate fluctuation. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

September 30, 2009 (Unaudited)

The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using prevailing forward foreign currency exchange rates. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Fund’s Statement of Assets and Liabilities as a receivable or a payable and in the Fund’s Statement of Operations with the change in unrealized appreciation or depreciation. There were no outstanding foreign currency contracts for the Fund as of September 30, 2009.

The Fund may realize a gain or loss upon the closing or settlement of the foreign transaction. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.

Fair Valuation: If the price of a security is unavailable in accordance with the Fund’s pricing procedures, or the price of a security is suspect, e.g., due to the occurrence of a significant event, the security may be valued at its fair value determined pursuant to procedures adopted by the Board of Trustees. For this purpose, fair value is the price that the Fund reasonably expects to receive on a current sale of the security. Due to the number of variables affecting the price of a security, however; it is possible that the fair value of a security may not accurately reflect the price that the Fund could actually receive on a sale of the security. As of September 30, 2009, securities which have been fair valued represented 0.37% of the Fund’s net assets.

The Fund adopted the provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards CodificationTM (“ASC”) 820, “Fair Value Measurements and Disclosures” (formerly FASB Statement of Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements”), on April 1, 2008. FASB ASC 820 established a three–tier hierarchy to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of each Fund’s investments as of the reporting period end. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Quoted prices in active markets for identical investments

Level 2 –	Significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

September 30, 2009 (Unaudited)

The following is a summary of the inputs used as of September 30, 2009 in valuing the Fund’s investments carried at value:

Investments in
Securities at Value	Level 1	Level 2	Level 3	Total
Common Stocks	$835,399,859	$1,340,082	$—	$836,739,941
Exchange Traded Funds	39,200,121	—	—	39,200,121
Equity Linked Notes	4,096,569	—	—	4,096,569
Corporate Bonds	—	154,953,211	—	154,953,211
Asset/Mortgage Backed Securities	—	3,147,307	—	3,147,307
Government & Agency Obligations	100,914,870	—	—	100,914,870
Purchased Options	16,669,740	—	—	16,669,740
Short-Term Investments	36,573,454	—	—	36,573,454

TOTAL	$1,032,854,613	$159,440,600	$—	$1,192,295,213

Other Financial Instruments*
Written options and securities sold short	$(147,579,287)	$—	$—	$(147,579,287)
TOTAL	$(147,579,287)	$—	$—	$(147,579,287)

* Other financial instruments include written options and securities sold short.

All securities of the Fund were valued using either Level 1 or Level 2 inputs during the six months ended September 30, 2009. Thus, a reconciliation of assets in which significant unobservable inputs (Level 3) were used is not applicable for this Fund.

Options: The Fund may purchase or write (sell) put and call options. One of the risks associated with purchasing an option among others, is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. Written and purchased options are non-income producing securities.

Written option activity for the six months ended September 30, 2009 was as follows:

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

September 30, 2009 (Unaudited)

Written Call Options	Contracts	Premiums
Outstanding, March 31, 2009	500	$378,998
Positions opened	2,500	1,104,146
Exercised	—	—
Expired	—	—
Closed	(500)	(378.998)
Outstanding, September 30, 2009	2,500	$1,104,146
Market Value, September 30, 2009		$1,587,500

Written Put Options	Contracts	Premiums
Outstanding, March 31, 2009	4,150	$11,382,999
Positions opened	18,071	23,660,577
Exercised	—	—
Expired	(12,570)	(16,486,006)
Closed	(150)	(168,245)
Outstanding, September 30, 2009	9,501	$18,389,325
Market Value, September 30, 2009		$3,037,249

Short Sales: The Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker—dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of the short sale.

Derivatives Instruments and Hedging Activities: The Fund has adopted the provisions of FASB ASC 815, “Disclosures about Derivative Instruments and Hedging Activities” (formerly FASB SFAS No. 161, “Disclosures about Derivative Instruments and Hedging Activities”). FASB ASC 815 has established improved financial reporting about derivative instruments and hedging activities as it relates to disclosure associated with these types of investments. The following discloses the amounts related to the Fund’s use of derivative instruments and hedging activities.

The effect of derivatives instruments on the Balance Sheet as of September 30, 2009:

Derivatives not
accounted for as	Asset Derivatives		Liability Derivatives
hedging instruments	Balance Sheet		Balance Sheet
under FASB ASC 815	Location	Fair Value	Location	Fair Value
Equity Contracts	Investments, at value	$16,669,740	Options written at value	$4,624,749
TOTAL		$16,669,740		$4,624,749

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

September 30, 2009 (Unaudited)

The effect of derivatives instruments on the Statement of Operations for the six months ended September 30, 2009:

Derivatives not accounted for as hedging instruments under FASB ASC 815	Location of Gain/(Loss) On Derivatives Recognized in Income	Realized Gain/ (Loss) On Derivatives Recognized in Income	Change in Unrealized Gain/(Loss) On Derivatives Recognized in Income
Equity Contracts	Net realized gain (loss) on Investment securities and Written options/Net change in unrealized appreciation (depreciation) on investments, options, securities sold short and translation of assets and liabilities denominated in foreign currencies	$(20,131,920)	$(8,080,843)
TOTAL		$(20,131,920)	$(8,080,843)

Income Taxes: The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

FASB ASC 740, “Income Taxes” (formerly FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes”) requires that the financial statement effects of a tax position taken or expected to be taken in a tax return be recognized in the financial statements when it is more likely than not, based on the technical merits, that the position will be sustained upon examination. Management has concluded that the Fund has taken no uncertain tax positions that require adjustment to the financial statements to comply with the provisions of FASB ASC 740. The Fund files income tax returns in the U.S. federal jurisdiction and Colorado. The statue of limitations on the Fund’s federal and state tax filings remains open for the fiscal years ended March 31, 2009, March 31, 2008 and March 31, 2007.

Distributions to Shareholders: The Fund intends to make a level dividend distribution each quarter to Common Shareholders after payment of interest on any outstanding borrowings or dividends on any outstanding preferred shares. The level dividend rate may be modified by the Board of Trustees from time to time. Any net capital gains earned by the Fund are distributed at least annually to the extent necessary to avoid federal income and excise taxes. Distributions to shareholders are recorded by the Fund on the ex-dividend date. The Fund has applied to the Securities and Exchange Commission for an exemption from Section 19(b) of the Investment Company Act, as amended, of 1940 (the “1940 Act”) and Rule 19b-1 thereunder permitting the Fund to make periodic distributions of long-term capital gains, provided that the distribution policy of the Fund with respect to its Common Shares calls for periodic (e.g., quarterly/monthly) distributions in an amount equal to a fixed percentage of the Fund’s average net asset value over a specified period of time or market price per common share at or about the time of distribution or pay-out of a level dollar amount.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

September 30, 2009 (Unaudited)

Securities Transactions and Investment Income: Investment security transactions are accounted for as of trade date. Dividend income is recorded on the ex-dividend date. Certain dividend income from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date and may be subject to withholding taxes in these jurisdictions. Interest income, which includes amortization of premium and accretion of discount, is accrued as earned. Realized gains and losses from securities transactions and unrealized appreciation and depreciation of securities are determined using the highest cost basis for both financial reporting and income tax purposes.

Use of Estimates: The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America. This requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Recent Accounting Pronouncements: In June 2009, FASB issued FASB ASC 105 (formerly FASB Statement 168), Generally Accepted Accounting Principles, establishing the FASB Accounting Standards CodificationTM (ASC) as the source of authoritative generally accepted accounting principles (GAAP) to be applied by nongovernmental entities. FASB ASC 105 is effective for annual and interim periods ending after September 15, 2009, and the Company has updated its references to GAAP in this report in accordance with the provisions of this pronouncement. The implementation of FASB ASC 105 did not have a material effect on its financial position or results of operation.

In April 2009, the FASB issued FASB ASC 820-10-65 (formerly FASB Staff Position No. FAS 157-4), Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly. This standard applies to all assets and liabilities within the scope of accounting pronouncements that require or permit fair value measurements, with certain defined exceptions, and provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased. ASC 820-10-65 is effective for interim reporting periods ending after June 15, 2009. The implementation of ASC 820-10-65 did not have a material effect on the Company’s financial position or results of operation.

2. TAXES

Net unrealized appreciation/depreciation of investments based on federal tax cost as of September 30, 2009, were as follows:

Gross appreciation (excess of value over tax cost)	$169,766,271
Gross depreciation (excess of tax cost over value)	(85,702,956)
Net unrealized appreciation	$84,063,315
Cost of investments for income tax purposes	$1,108,231,898

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

September 30, 2009 (Unaudited)

3. CAPITAL TRANSACTIONS

Common Shares: There are an unlimited number of no par value common shares of beneficial interest authorized. Of the 51,736,859 common shares outstanding on September 30, 2009, ALPS Fund Services, Inc. (“ALPS”) owned 5,236 shares.

Transactions in common shares were as follows:

	For the	For the
	Six Months Ended	Year Ended
	September 30, 2009	March 31, 2009
Common shares outstanding – beginning of period	51,736,859	51,736,859
Common shares issued as reinvestment of dividends	—	—
Common shares outstanding – end of period	51,736,859	51,736,859

Preferred Shares: In April 2008 the Fund announced its intent to redeem all outstanding shares of its Auction Market Preferred Shares (“AMPS”). Proper notice was sent to AMPS holders on or before May 23, 2008, and all outstanding AMPS issued by the Fund were redeemed at par, in their entirety, pursuant to their terms.

The Fund obtained alternative financing to provide new funding in order to redeem the AMPS and provide up to 33% leverage to the Fund going forward. The Fund’s Board of Trustees approved the refinancing in April 2008. See Note 6 – Leverage, for further information on the borrowing facility used by the Fund during the six months ended, and as of, September 30, 2009.

4. PORTFOLIO SECURITIES

Purchases and sales of investment securities, other than short-term securities, for the six months ended September 30, 2009 aggregated $674,666,020 and 520,392,405, respectively. Purchases and sales of U.S. government and agency securities, other than short-term securities, for the six months ended September 30, 2009 aggregated $49,298,224 and $50,303,068, respectively.

5. INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS

Clough Capital Partners L.P. (“Clough”) serves as the Fund’s investment adviser pursuant to an Investment Advisory Agreement (“Advisory Agreement”) with the Fund. As compensation for its services to the Fund, Clough receives an annual investment advisory fee of 1.00% based on the Fund’s average daily total assets, computed daily and payable monthly. ALPS serves as the Fund’s administrator pursuant to an Administration, Bookkeeping and Pricing Services Agreement with the Fund. As compensation for its services to the Fund, ALPS receives an annual administration fee of 0.32% based on the Fund’s average daily total assets, computed daily and payable monthly. ALPS will pay all expenses incurred by the Fund, with the exception of advisory fees, trustees’ fees, portfolio transaction expenses, litigation expenses, taxes, cost of preferred shares, expenses of conducting repurchase offers for the purpose of repurchasing fund shares, and extraordinary expenses.

Both Clough and ALPS are considered to be “affiliates” of the Fund as defined in the 1940 Act.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

September 30, 2009 (Unaudited)

6. LEVERAGE

In January 2009 the Fund entered into a Committed FacilityAgreement (the “Agreement”) with BNP Paribas Prime Brokerage, Inc. (“BNP”) that allows the Fund to borrow up to an initial limit of $239,500,000 (the “Initial Limit”). During the six months ended September 30, 2009, Fund and BNP amended the Agreement to increase the borrowing limit on several occasions, subject to the applicable asset coverage requirements of Section 18 of the 1940 Act. In April, June and September the Fund borrowed additional amounts of $69,000,000, $49,100,000, and $31,300,000, respectively. Borrowings under the Agreement are secured by assets of the Fund. Interest is charged at the three month LIBOR (London Inter-bank Offered Rate) plus 1.10% on the amount borrowed and 1.00% on the undrawn balance. The Fund also pays a one time Arrangement fee of 0.25% on (i) the Initial Limit, and (ii) the increased borrowing amount in excess of the Initial Limit, paid in monthly installments for the six months immediately following the date on which borrowings were drawn by the Fund. The Arrangement fee paid for the six months ended September 30, 2009 totaled $566,750 and is included in Other expenses in the Statement of Operations. For the six months ended September 30, 2009, the average amount borrowed under the agreement and the average interest rate for the amount borrowed were $337,264,481 and 1.73% respectively. As of September 30, 2009, the amount of such outstanding borrowings is $388,900,000. The interest rate applicable to the borrowings on September 30, 2009 was 1.39%.

In addition BNP has the ability to reregister the collateral in its own name or in another name other than the Fund to pledge, re-pledge, sell, lend or otherwise transfer or use the collateral (“Hypothecated Securities”) with all attendant rights of ownership. The Fund can recall any Hypothecated Securities upon demand and without condition and BNP is obligated to return such security or equivalent security to the Fund the lesser of five days or the standard market settlement time in the principal market in which the Hypothecated Securities are traded after such request. If the Fund recalls a Hypothecated Security in connection with a sales transaction and BNP fails to return the Hypothecated Securities or equivalent securities in a timely fashion, BNP shall remain liable to the Fund’s custodian for the ultimate delivery of such Hypothecated Securities or equivalent securities to the executing broker for the sales transaction and for any buy-in costs that the executing broker may impose with respect to the failure to deliver. If Hypothecated Securities are not returned by BNP to the Fund by the deadline to exercise a corporate action (conversion, sub-division, consolidation, etc.) with respect to such Hypothecated Securities, the Fund can request, and BNP shall, to the extent commercially reasonable under the circumstances, return equivalent securities in such form that will arise if the right had been exercised. The Fund shall also have the right to apply and set off an amount equal to one hundred percent (100%) of the then-current fair market value of such Hypothecated Securities against any amounts owed to BNP under the Agreement. The Fund may, with 30 days notice, reduce the Maximum Commitment Financing (Initial Limit amount plus the increased borrowing amount in excess of the Initial Limit) to a lesser amount if drawing on the full amount would result in a violation of the applicable asset coverage requirement of Section 18 of the 1940 Act.

The Board of Trustees has approved The Agreement.

NOTES TO FINANCIAL STATEMENTS

September 30, 2009 (Unaudited)

The interest incurred on borrowed amounts is recorded as Interest on Loan in the Statement of Operations, a part of Total Expenses. Total Expenses are used to calculate some of the ratios shown in the Financial Highlights. This differs from the way the dividends paid on the AMPS were recorded in prior years as those amounts were excluded from Total Expenses on the Statement of Operations. This change in presentation, based on accounting principles generally accepted in the U.S., can cause the ratio of expenses to average net assets (as shown in the Financial Highlights) to increase compared to prior fiscal years. This is a reflection of how the information is presented on the financial statements, rather than a true increase in the cost of leverage (financing vs. the AMPS now redeemed).

7. OTHER

The Independent Trustees of the Fund receive a quarterly retainer of $3,500 and an additional $1,500 for each meeting attended. The Chairman of the Board of Trustees receives a quarterly retainer of $4,200 and an additional $1,800 for each meeting attended. The Chairman of the Audit Committee receives a quarterly retainer of $3,850 and an additional $1,650 for each meeting attended.

DIVIDEND REINVESTMENT PLAN

September 30, 2009 (Unaudited)

Unless the registered owner of Common Shares elects to receive cash by contacting The Bank of New York Mellon (the “Plan Administrator” or “BNY Mellon”), all dividends declared on Common Shares will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional Common Shares. Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by BNY Mellon as dividend disbursing agent. You may elect not to participate in the Plan and to receive all dividends in cash by contacting BNY Mellon, as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional Common Shares for you. If you wish for all dividends declared on your Common Shares to be automatically reinvested pursuant to the Plan, please contact your broker.

The PlanAdministrator will open an account for each Common Shareholder under the Plan in the same name in which such Common Shareholder’s Common Shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open-Market Purchases”) on the American Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per Common Share is equal to or greater than the net asset value per Common Share, the PlanAdministrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per Common Share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the net asset value per Common Share is greater than the closing market value plus estimated brokerage commissions, the Plan Administrator will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases. In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per Common Share exceeds the net asset value per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the net asset value of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at the net asset value per Common Share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per Common Share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of Common Shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. Participants that request a sale of Common Shares through the Plan Administrator are subject to brokerage commissions.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, The Bank of New York Mellon, 101 Barclay Street, New York, New York 10286, 11E, Transfer Agent Services, 800 433-8191.

ADDITIONAL INFORMATION

September 30, 2009 (Unaudited)

FUND PROXY VOTING POLICIES & PROCEDURES

September 30, 2009 (Unaudited)

Fund policies and procedures used in determining how to vote proxies relating to portfolio securities and a summary of proxies voted by the Fund for the period ended June 30, 2009 are available without a charge, upon request, by contacting the Fund at 1–877–256–8445 and on the U.S. Securities and Exchange Commission’s (“Commission”) website at http://www.sec.gov or on the Fund website at http://www.cloughglobal.com.

PORTFOLIO HOLDINGS

September 30, 2009 (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N–Q within 60 days after the end of the period. Copies of the Fund’s Forms N–Q are available upon request, by contacting the Fund at 1–877–256–8445 and on the Commission’s website at http://www.sec.gov. You may also review and copy form N–Q at the Commission’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the Commission at 1–800–SEC–0330.

NOTICE

September 30, 2009 (Unaudited)

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

SHAREHOLDER MEETING

September 30, 2009 (Unaudited)

On July 17, 2009, the Fund held its annual Meeting of Shareholders for the purpose of voting on a proposal to re-elect two Trustees of the Fund. The results of the proposal were as follows:

Proposal I: Re-election of Trustees

	Edmund J. Burke	John F. Mee
For	43,562,305	43,614,086
Withheld	1,967,839	1,967,839
Withheld from Director	1,967,839	1,916,058

INVESTMENT ADVISORY AGREEMENT

September 30, 2009 (Unaudited)

On July 8, 2009, the Board of Trustees met in person to, among other things, review and consider the renewal of the Advisory Agreement. In its consideration of the Advisory Agreement, the Trustees, including the non-interested Trustees, considered in general the nature, quality and scope of services to be provided by Clough.

Prior to the beginning of their review of the Advisory Agreement, counsel to the Fund, who also serves as independent counsel to the non-interested Trustees, discussed with the Trustees their fiduciary responsibilities in general and also specifically with respect to the renewal of the Advisory Agreement.

Mr. Canty, as Partner of Clough, next presented Clough’s materials regarding consideration of renewal of the Advisory Agreement. Mr. Canty stated that included in the Board materials were responses by Clough to a questionnaire drafted by legal counsel to the Fund to assist the Board in evaluating whether to renew the Advisory Agreement (the “15(c) Materials”). Mr. Canty noted that the 15(c) Materials were extensive, and included information relating to the Fund’s investment results; portfolio composition; advisory fee and expense comparisons; financial information regarding Clough; descriptions such as compliance monitoring; and portfolio trading practices and information about the personnel providing investment management services to the Fund, and the nature of services provided under the Advisory Agreement.

The Board reviewed the organizational structure of Clough and the qualifications of Clough and its principals to act as the Fund’s adviser. The Board considered the professional experience of the portfolio managers, including the biographies of Charles I. Clough, Jr., Eric A. Brock and James E. Canty, emphasizing that Mr. Clough, Mr. Brock, and Mr. Canty each had substantial experience as an investment professional. The Board further noted that Clough is the investment adviser to the Fund, the Clough Global Allocation Fund and the Clough Global Equity Fund, all closed-end funds. The Trustees, all of whom currently serve as Trustees for the Fund, the Clough Global Allocation Fund and the Clough Global Equity Fund, acknowledged their familiarity with the expertise and standing in the investment community of Messrs. Clough, Brock and Canty, and their satisfaction with the expertise of Clough and the services provided by Clough to the Fund. The Trustees concluded that the portfolio management team was well qualified to serve the Fund in those functions.

In response to a request from a Trustee, Mr. Canty then reviewed Clough’s current staffing as well as future staffing plans. The Board next reviewed Clough’s procedures relating to compliance and oversight with respect to Clough’s brokerage allocation and soft dollar policies. In response to a question from a Trustee, Mr. Gillis explained how Clough Capital calculated the portfolio turnover rate for each Fund. The Trustees noted that Clough’s order management systems that contain pre-trade compliance functions that review each trade against certain of the Fund’s investment restrictions and applicable 1940 Act and Internal Revenue Code restrictions, and noted the efforts that Clough’s Chief Compliance Officer will undertake to summarize monthly for Clough’s management and quarterly for the Trustees any violations that may occur, as well any other violations detected through the manual monitoring that supplements the order management system’s testing. The Board also noted the adequacy of Clough’s facilities. Mr. Canty further discussed the portfolio turnover rates of the Fund. The Trustees concluded that Clough appeared to have adequate procedures and personnel in place to ensure compliance by Clough with applicable law and with the Fund’s investment objectives and restrictions.

The Board next reviewed the terms of the Advisory Agreement, stating that Clough would receive a fee of 1.00% of the average daily total assets of the Fund. The Trustees reviewed the fees charged by Clough to other clients for which it provides comparable services. Mr. Canty discussed the actual dollar amount of management fees paid under the Advisory Agreements. The Trustees then reviewed Clough’s income statement for the year ended December 31, 2008, and its balance sheet as of that date. The Trustees further reviewed a profit and loss analysis as it relates to Clough’s advisory business and compared the profitability analysis to that provided by Clough Capital to the Board in previous years.

The Board discussed the possible benefits Clough may accrue because of its relationship with the Fund as well as potential benefits that accrue to the Fund because of its relationship with Clough. Mr. Canty stated that Clough does not realize any direct benefits due to the allocation of brokerage and related transactions on behalf of the Fund.

The Board reviewed and discussed materials prepared and distributed in advance of the meeting regarding the comparability of the investment advisory fees of the Fund with the investment advisory fees of other investment companies, which had been prepared at the request of ALPS by Lipper Analytical Services (“Lipper”.) Lipper’s report contained information regarding investment performance, comparisons of cost and expense structures of the Fund with other funds’ cost and expense structures, as well as comparisons of the Fund’s performance with the performance during similar periods of members of an objectively identified peer group and related matters.

As the Fund is unique in the marketplace, Lipper had a difficult time presenting a large peer group for comparison. The Trustees compared fees from seven (7) closed-end investment companies versus the Fund’s fees. The investment advisory fee for this group ranged from 0.647% to 1.000%, with a median of 0.991% . The Board noted that as prepared by Lipper, the net total expenses for this group ranged from 0.732% to 1.388%, with a median of 1.224% . The Fund’s net total expenses were 1.353% . The Board noted that in addition to the Lipper report, the Board also received from Clough a comparative fund universe. The Board discussed the differences in the net total expenses for the Fund as described in the Lipper report versus that prepared by Clough. The Board noted that the report prepared by Clough contained the fees and expenses associated with leveraging the Fund and that the Clough report appeared to be the more accurate comparative universe.

The Trustees further noted that the objectives of the funds in the Lipper analysis differed from the Fund’s objectives and policies. The Trustees believed that the Lipper report, augmented by Clough’s analysis, provided a sufficient comparative universe. Nonetheless, the Trustees noted that the Lipper report appeared to contain some inconsistencies that were corrected in the Clough report.

The Trustees then reviewed the Fund’s performance as compared to the performance of the closed-end fund universe selected by Lipper. The Trustees reviewed the performance comparison between the Fund versus twelve (12) closed-end funds. For the one year ended performance as of May 31, 2009, the performance data ranged from a high of -20.75% to a low of -50.26% with a median of -33.97% .. The Fund’s performance during such time period was -30.64% . The Trustees then reviewed the performance comparison for eight (8) closed-end funds versus the Fund from the Fund’s inception through May 31, 2009. The performance data ranged from a high of -0.47% to a low of -13.43% with a median of -6.99% . The Fund’s performance during such time period was -3.76% .

At this point, Mr. Burke and Mr. Canty, both “interested persons” of the Fund, as well as the other representatives of ALPS and Clough, left the meeting. The non-interested Trustees, with the assistance of legal counsel, reviewed and discussed in more detail the information that had been presented relating to Clough, the Advisory Agreement and Clough’s profitability.

Mr. Burke, Mr. Canty, and the representatives of ALPS rejoined the meeting. The Board of Trustees of the Fund, present in person, with the non-interested Trustees present in person voting separately, unanimously concluded that the investment advisory fee of 1.00% of the Fund’s total assets are fair and reasonable for the Fund and that the renewal of the Advisory Agreement is in the best interests of the Fund and its shareholders.

TRUSTEES & OFFICERS

September 30, 2009 (Unaudited)

Information pertaining to the Trustees and Officers of the Trust is set forth below. Trustees deemed to be interested persons of the Trust as defined in the 1940 Act are referred to as “Interested Trustees.” Additional information about the Trustees is available, without charge, upon request by contacting the Fund at 1–877–256–8445.

INTERESTED TRUSTEES AND OFFICERS

Name, Age and Address	Position(s) Held with Funds/ Length of Time Served	Principal Occupation(s) During past 5 years* and other Directorships Held by Trustee	Number of Portfolios in Fund Complex Overseen by Trustee

James E. Canty Age - 47 One Post Office Square 40th Floor Boston, MA 02109	Trustee and Portfolio Manager/ Since Inception	Mr. Canty is a founding partner, Chief Financial Officer and General Counsel for Clough. Mr. Canty is currently a member of the Board of Directors of Clough Offshore Fund, Ltd and Board of Trustees of Clough Global Equity Fund and Clough Global Allocation Fund. Because of his position with Clough Mr. Canty is deemed an affiliate of the Trust as defined under the 1940 Act.	3

Edmund J. Burke Age - 48 1290 Broadway Ste. 1100 Denver, CO 80203	Principal Executive Officer and President/ Since Inception Trustee/Since July 12, 2006

Mr. Burke joined ALPS in 1991 and is currently the Chief Executive Officer and President of ALPS Holdings, Inc.,  and a Director of ALPS Advisers, Inc., ALPS Distributors, Inc., ALPS Fund Services, Inc., and FTAM Distributors, Inc. Because of his position with ALPS, Mr. Burke is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Burke is also currently the President of Financial Investors Trust and Financial Investors Variable Insurance Trust. Mr. Burke is a Trustee and President of the Clough Global Equity Fund, Clough Global Allocation Fund, and Reaves Utility Income Fund, is a Trustee and Vice President of the Liberty All-Star Equity Fund, and is a Director and Vice President of the Liberty All-Star Growth Fund, Inc.

			3

*   Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

Name, Age and Address	Position(s) Held with Funds/ Length of Time Served	Principal Occupation(s) During past 5 years* and other Directorships Held by Trustee	Number of Portfolios in Fund Complex Overseen by Trustee

Jeremy O. May Age - 39 1290 Broadway Ste. 1100 Denver, CO 80203	Treasurer/Since Inception

Mr. May joined ALPS in 1995 and is currently President and Director of ALPS and Director of ALPS Advisers, Inc., ALPS Distributors, Inc., ALPS Holdings, Inc. and FTAM Distributors, Inc. Because of his positions with ALPS, Mr. May is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. May is also the Treasurer of the Liberty All-Star Equity Fund, Liberty All-Star Growth Fund, Inc., Clough Global Equity Fund, Clough Global Allocation Fund, Financial Investors Trust, and Financial Investors Variable Insurance Trust. Mr. May is also President, Chairman and Trustee of the ALPS Variable Insurance Trust and Chairman,Trustee and Treasurer of the Reaves Utility Income Fund. Mr. May is currently on the Board of Directors and is Chairman of the Audit Committee of the University of Colorado Foundation.

N/A

Lauren E. Motley* Age - 29 1290 Broadway Ste. 1100 Denver, CO 80203	Assistant Treasurer/Since December 10, 2008

Ms. Motley joined ALPS in September 2005 as a Fund Controller. Prior to joining ALPS, Ms. Motley worked for PricewaterhouseCoopers from 2003 to 2005. Ms. Motley is currently also Assistant Treasurer of the Clough Global Equity Fund, Clough Global Allocation Fund, and Reaves Utility Income Fund.

N/A

*   Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

Name, Age and Address	Position(s) Held with Funds/ Length of Time Served	Principal Occupation(s) During past 5 years* and other Directorships Held by Trustee	Number of Portfolios in Fund Complex Overseen by Trustee

Erin E. Douglas Age - 32 1290 Broadway Ste. 1100 Denver, CO 80203	Secretary/Since Inception

Ms. Douglas is Senior Associate Counsel of ALPS. Ms. Douglas joined ALPS as Associate Counsel in January 2003. Ms. Douglas is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Douglas is currently the Secretary of Clough Global Equity Fund and Clough Global Allocation Fund. From 2004 to 2007, Ms. Douglas was the Secretary of Financial Investors Trust.

N/A

Michael T.Akins* Age - 33 1290 Broadway Ste. 1100 Denver, CO 80203	Chief Compliance Officer/ Since September 20, 2006

Mr.Akins is Deputy Chief Compliance Officer of ALPS. Mr. Akins joined ALPS in 2006. Mr. Akins previously served as Assistant Vice-President and Compliance Officer for UMB Financial Corporation from 2003 to 2006. Before joining UMB, Mr. Akins was an Account Manager at State Street Corporation from 2000 to 2003. Mr. Akins is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Akins also serves as Chief Compliance Officer of Clough Global Equity Fund, Clough Global Allocation Fund, EGA Emerging Global Shares Trust Financial Investors Trust, Financial Investors Variable Insurance Trust, Reaves Utility Income Fund, ALPS Variable Insurance Trust, and ALPS ETF Trust.

N/A

INDEPENDENT TRUSTEES

Name, Age and Address	Position(s) Held with Funds/ Length of Time Served	Principal Occupation(s) During past 5 years* and other Directorships Held by Trustee	Number of Portfolios in Fund Complex Overseen by Trustee

Andrew C. Boynton Age - 53 Carroll School of Management Boston College Fulton Hall 510 140 Comm.Ave. Chestnut Hill, MA 02467	Trustee/Since Inception	Mr. Boynton is currently the Dean of the Carroll School of Management at Boston College. Mr. Boynton served as Professor of Strategy from 1996 to 2005 and Program Director of the Executive MBA Program from 1998 to 2005 at International Institute of Management Development, Lausanne, Switzerland. Mr. Boynton is also a Trustee of the Clough Global Equity Fund and Clough Global Allocation Fund.	3

Robert L. Butler Age - 68 1290 Broadway Ste. 1100 Denver, CO 80203	Trustee/Since Inception Chairman/Since July 12, 2006	Since 2001, Mr. Butler has been an independent consultant for businesses. Mr. Butler has over 45 years experience in the investment business, including 20 years as a senior executive with a global investment management/natural resources company and 20 years with a securities industry regulation organization, neither of which Mr. Butler has been employed by since 2001. Mr. Butler is currently Chairman and Trustee of the Clough Global Equity Fund and Clough Global Allocation Fund.	3

Adam D. Crescenzi Age - 67 1290 Broadway Ste. 1100 Denver, CO 80203	Trustee/Since Inception	Mr. Crescenzi is a Trustee of Dean College and a Trustee and Chairman of the Nominating Committee of Clough Global Equity Fund and Clough Global Allocation Fund. He has been a founder and an investor of several start-up technology and service firms. He is currently the Founding Partner of Simply Tuscan Imports LLC since 2007. He also serves as a Director of two non-profit organizations. He is retired from CSC Index as Executive Vice-President of Management Consulting Services.	3

Name, Age and Address	Position(s) Held with Funds/ Length of Time Served	Principal Occupation(s) During past 5 years* and other Directorships Held by Trustee	Number of Portfolios in Fund Complex Overseen by Trustee

John F. Mee, Esq. Age - 66 1290 Broadway Ste. 1100 Denver, CO 80203	Trustee/Since Inception	Mr. Mee is an attorney practicing commercial law, family law, products liability and criminal law. He is anAdvisor, in the Harvard Law School Trial Advocacy Work-shop from 1990 to present. Mr. Mee is a member of the Bar of the Commonwealth of Massachusetts. He serves on the Board of Directors of The College of the Holy Cross Alumni Association and the Board of Trustees of the Clough Global Equity Fund and Clough Global Allocation Fund and Concord Carlisle Scholarship Fund, a Charitable Trust.	3

Richard C. Rantzow Age - 71 1290 Broadway Ste. 1100 Denver, CO 80203	Trustee/Since Inception Vice Chairman/Since July 12, 2006	Mr. Rantzow is Vice-Chairman and Trustee and Chairman of the Audit Committee of the Clough Global Equity Fund and Clough Global Allocation Fund. Mr. Rantzow is also Trustee and Chairman of the Audit Committee of the Liberty All-Star Equity Fund and Director and Chairman of theAudit Committee of the Liberty All-Star Growth Fund, Inc. Mr. Rantzow was from 1992 to 2005 Chairman of the First Funds Family of mutual funds.	3

Jerry G. Rutledge Age - 65 1290 Broadway Ste. 1100 Denver, CO 80203	Trustee/Since Inception	Mr. Rutledge is the President and owner of Rutledge’s Inc., a retail clothing business. Mr. Rutledge iscurrently Director of the American National Bank and a Trustee of Clough Global Equity Fund, Clough Global Allocation Fund and Financial Investors Trust. Mr. Rutledge wasfrom 1994 to 2007 a Regent of the University of Colorado.	3

NOTES

CLOUGH GLOBAL OPPORTUNITIES FUND 1290 Broadway, Suite 1100 Denver, CO 80203 1-877-256-8445

This Fund is neither insured nor guaranteed by the U.S. Government, the FDIC, the Federal Reserve Board or any other governmental agency or insurer.

For more information about the Fund, including a prospectus, please visit www.cloughglobal.com or call 1-877-256-8445.

ALPS
FUND SERVICES

Item 2.             Code of Ethics.

Not applicable to semi-annual report.

Item 3.             Audit Committee Financial Expert.

Not applicable to semi-annual report.

Item 4.             Principal Accountant Fees and Services.

Not applicable to semi-annual report.

Item 5.             Audit Committee of Listed Registrants.

Not applicable.

Item 6.             Schedule of Investments.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to semi-annual report.

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to semi-annual report.

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.       Submission of Matters to a Vote of Security Holders.

There have been no material changes by which shareholders may recommend nominees to the Board of Trustees.

Item 11.       Controls and Procedures.

(a)            The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)           There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.       Exhibits.

(a)(1) Not applicable to semi-annual report.

(a)(2) The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.Cert.

(a)(3) Not applicable.

(b) A certification for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CLOUGH GLOBAL OPPORTUNITIES FUND

By:	/s/ Edmund J. Burke
Edmund J. Burke
President

Date:	December 4, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

CLOUGH GLOBAL OPPORTUNITIES FUND

By:	/s/ Edmund J. Burke
Edmund J. Burke
President/Principal Executive Officer

Date:	December 4, 2009

By:	/s/ Jeremy O. May
Jeremy O. May
Treasurer/Principal Financial Officer

Date:	December 4, 2009